Exhibit 99.2

This Statement on Form 4 is filed by: (i) AP Charter Holdings (Sub II), LLC, (ii) Red Bird, L.P., (iii) Blue Bird, L.P., (iv) Green Bird, L.P., (v) AP Charter Holdings (Sub II MM), LLC; (vi) AP Charter Holdings, L.P., (vii) Apollo Advisors VI, L.P., (viii) Apollo Capital Management VI, LLC, (ix) Apollo Advisors VII, L.P., (x) Apollo Capital Management VII, LLC, (xi) Apollo Principal Holdings I, L.P., (xii) Apollo Principal Holdings I GP, LLC, (xiii) Red Bird GP, Ltd., (xiv) Blue Bird GP, Ltd., (xv) Green Bird GP, Ltd., (xvi) Apollo SVF Management, L.P., (xvii) Apollo SVF Management GP, LLC, (xviii) Apollo Value Management, L.P., (xix) Apollo Value Management GP, LLC, (xx) Apollo Capital Management, L.P., (xxi) Apollo Capital Management GP, LLC, (xxii) Apollo SOMA Advisors, L.P., (xxiii) Apollo SOMA Capital Management, LLC, (xxiv) Apollo SVF Advisors, L.P., (xxv) Apollo SVF Capital Management, LLC, (xxvi) Apollo Value Advisors, L.P., (xxvii) Apollo Value Capital Management, LLC, (xxviii) Apollo Principal Holdings II, L.P., (xxix) Apollo Principal Holdings II GP, LLC, (xxx) Apollo Management Holdings, L.P., and (xxxi) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  May 1, 2013

Issuer Name and Ticker or Trading Symbol:  Charter Communications, Inc. [CHTR]

AP CHARTER HOLDINGS (SUB II), LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AP CHARTER HOLDINGS (SUB II MM), LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

RED BIRD, L.P.

By:	Red Bird GP, Ltd.
its general partner

By:	Apollo SVF Management, L.P.
its director

	By:	Apollo SVF Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

BLUE BIRD, L.P.

By:	Blue Bird GP, Ltd.
its general partner

	By:	Apollo SVF Management, L.P.
its director

		By:	Apollo SVF Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

GREEN BIRD, L.P.

By:	Green Bird GP, Ltd.
its general partner

	By:	Apollo Value Management, LP.
its director

		By:	Apollo Value Management GP, LLC
its general partner

			By	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

AP CHARTER HOLDINGS, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:	Apollo Capital Management VI, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

By:	Apollo Advisors VII, L.P.
its general partner

Apollo Capital Management VII, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII, L.P.

By:	Apollo Capital Management VII, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VII, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

RED BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

BLUE BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

GREEN BIRD GP, LTD.

By:	Apollo Value Management, L.P.
its director

By:	Apollo Value Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO VALUE MANAGEMENT, L.P.

By:	Apollo Value Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO VALUE MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SVF ADVISORS, L.P.

By:	Apollo SVF Capital Management, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO SVF CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO VALUE ADVISORS, L.P.

By:	Apollo Value Capital Management, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO VALUE CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President